THIS SUPPLEMENT SUPERSEDES AND REPLACES THE SUPPLEMENT DATED FEBRUARY 16, 2011

Munder International Fund-Core Equity
Class A, C, Y and I Shares

Supplement Dated February 18, 2011
to Prospectus Dated October 30, 2010, as amended and restated December 23, 2010 and Summary Prospectus Dated December 23, 2010

Changes in Investment Strategies and Performance Benchmark
Effective April 18, 2011

Investors are advised of the following changes to the Prospectus that will become effective on April 18, 2011:

1. On page 2 of the Prospectus, the language under the heading “Principal Investment Strategies” will be deleted it its entirety and replaced with the following:

PRINCIPAL INVESTMENT STRATEGIES
The advisor pursues long-term growth of capital by investing primarily in securities of companies in countries represented in the Morgan Stanley Capital International All Country World (MSCI ACWI) Index ex U.S., but may also invest in companies from other countries.

Under normal circumstances, at least 80% of the Fund’s assets will be invested in equity securities (i.e., common stocks, preferred stocks, convertible securities and rights and warrants). This investment strategy may not be changed without 60 days’ prior notice to shareholders. For purposes of this investment strategy, assets of the Fund means net assets plus the amount of any borrowings for investment purposes.

The advisor employs a bottom-up investment approach that emphasizes individual stock selection.  The advisor’s investment process uses a combination of quantitative and traditional qualitative, fundamental analysis to identify attractive stocks with low relative price multiples and positive trends in earnings forecasts.  The stock selection process is designed to produce a diversified portfolio that, relative to the MSCI ACWI Index ex U.S., tends to have a below-average price-to-earnings ratio and an above-average earnings growth trend.

Fund investment allocation to countries and sectors tends to closely approximate the country and sector allocations of the MSCI ACWI Index ex U.S., which concentrates its exposure in one or more countries, regions or sectors. The Fund will, however, be invested in a minimum of ten countries.

There is no limit on the market capitalization in which the Fund may invest; therefore, the Fund’s investments may include small-, mid- and large-capitalization companies.

From time to time, the advisor will use futures contracts and/or exchange-traded funds (ETFs) to manage cash.

2. On page 2 of the Prospectus, the following will be added under the heading “Principal Investment Risks”:

Emerging Markets Investing Risk
There are greater risks involved in investing in emerging market countries than those associated with investment in developed foreign markets. Generally, structures in emerging market countries are less diverse and mature than those of developed countries and their political systems are less stable; therefore, the risks of investing in foreign securities in general tend to be amplified for investment in emerging markets. Further, due to the small securities markets and low trading volumes in emerging market countries, investments may be more illiquid and volatile than investments in developed countries and therefore subject to abrupt and severe price declines. In addition, investment in emerging market countries may require the Fund to establish special custody or other arrangements before investing.  Because the securities settlement procedures tend to be less sophisticated in emerging market countries, the Fund may be required to deliver securities before receiving payment and may also be unable to complete transactions during market disruptions.

3. The Fund’s primary benchmark will be changed from the MSCI EAFE Index to the MSCI ACWI (All Country World Index) Index ex U.S.  To reflect the change in the Fund’s benchmark, the following disclosure is added to the Average Annual Total Returns table on page 3 of the Fund’s Prospectus:

AVERAGE ANNUAL TOTAL RETURNS for periods ended December 31, 2009 (including maximum sales charges)	1 Year %	Since Inception %
CLASS Y (Inception 8/16/07)
MSCI ACWI Index ex U.S.(Net Dividends) (reflects no deductions for fees, expenses or taxes)	0.98	-6.38
CLASS A (Inception 8/16/07)
MSCI ACWI Index ex U.S.(Net Dividends) (reflects no deductions for fees, expenses or taxes)	0.98	-6.38
CLASS C (Inception 8/16/07)
MSCI ACWI Index ex U.S.(Net Dividends) (reflects no deductions for fees, expenses or taxes)	0.98	-6.38
CLASS I (Inception 8/16/07)
MSCI ACWI Index ex U.S.(Net Dividends) (reflects no deductions for fees, expenses or taxes)	0.98	-6.38

4. On page 6 of the Prospectus, the paragraphs entitled “Emerging Markets Investing” and “Emerging Markets Investing Risk” under the heading “Other Investments, Investment Techniques and Risks” will be deleted in their entirety.

5. Jeffery R. Sullivan will be responsible for the emerging markets investments.  On page 13 of the Prospectus, the following disclosure is added under the heading “Management of the Fund – Portfolio Management Team”:

Jeffrey R. Sullivan, CFA, Senior Portfolio Manager, joined MCM in 2007 and has been a member of the team managing MCM’s international core and international small-cap equity disciplines, including the Fund, as lead analyst of the consumer staples and materials sectors for the international team, since 2007. Immediately before joining MCM, Mr. Sullivan was with The Boston Company Asset Management (including its predecessor firms) for nine years, where he was a Senior Vice President and Portfolio Manager and served as a co-portfolio manager for their international growth and international core II products.

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